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                                                                   EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated June 25, 1996 appearing on page 53 of the AMERCO Annual Report on Form 10-K for the year ended March 31, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.



PRICE WATERHOUSE LLP

September 5, 1996
Phoenix, Arizona